Calculation of Filing Fee Tables
S-3
WATERS CORP /DE/
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Debt	4.321% Senior Notes due 2027 of Augusta SpinCo Corporation	Other	650,000,000		$ 650,000,000.00	0.0001381	$ 89,765.00
Fees to be Paid	2	Debt	4.398% Senior Notes due 2029 of Augusta SpinCo Corporation	Other	600,000,000		$ 600,000,000.00	0.0001381	$ 82,860.00
Fees to be Paid	3	Debt	4.656% Senior Notes due 2031 of Augusta SpinCo Corporation	Other	750,000,000		$ 750,000,000.00	0.0001381	$ 103,575.00
Fees to be Paid	4	Debt	4.945% Senior Notes due 2033 of Augusta SpinCo Corporation	Other	750,000,000		$ 750,000,000.00	0.0001381	$ 103,575.00
Fees to be Paid	5	Debt	5.245% Senior Notes due 2036 of Augusta SpinCo Corporation	Other	750,000,000		$ 750,000,000.00	0.0001381	$ 103,575.00
Fees to be Paid	6	Other	Guarantee of 4.321% Senior Notes due 2027 of Augusta SpinCo Corporation	Other				0.0001381	$ 0.00
Fees to be Paid	7	Other	Guarantee of 4.398% Senior Notes due 2029 of Augusta SpinCo Corporation	Other				0.0001381	$ 0.00
Fees to be Paid	8	Other	Guarantee of 4.656% Senior Notes due 2031 of Augusta SpinCo Corporation	Other				0.0001381	$ 0.00
Fees to be Paid	9	Other	Guarantee of 4.945% Senior Notes due 2033 of Augusta SpinCo Corporation	Other				0.0001381	$ 0.00
Fees to be Paid	10	Other	Guarantee of 5.245% Senior Notes due 2036 of Augusta SpinCo Corporation	Other				0.0001381	$ 0.00
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 3,500,000,000.00		$ 483,350.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 483,350.00
Offering Note
[1]	These "Calculation of Filing Fee Tables" shall be deemed to update the "Calculation of Filing Fee Tables" in the Registration Statement on Form S-3 (File Nos. 333-294314, 333-294314-01, 333-294314-02, 333-294314-03, 333-294314-04, 333-294314-05, 333-294314-06, 333-294314-07, 333-294314-08, 333-294314-09, 333-294314-10, 333-294314-11 and 333-294314-12) of Waters Corporation ("Waters"), Augusta SpinCo Corporation ("Augusta"), Waters Technologies Corporation ("Waters Technologies"), TA Instruments - Waters L.L.C. ("TA Instruments"), Waters Asia Limited ("Waters Asia"), Wyatt Technology, LLC ("Wyatt"), Accuri Cytometers, Inc. ("Accuri"), Augusta Life Sciences US OpCo I LLC ("ALS OpCo I"), Augusta Life Sciences US OpCo II LLC ("ALS OpCo II"), Augusta Life Sciences US SpinCo LLC ("ALS SpinCo"), Cellular Research, Inc. ("Cellular"), HandyLab, Inc. ("HandyLab") and PharMingen ("PharMingen" and, collectively, the "Registrants"), which was filed on March 16, 2026, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.

[2]	These "Calculation of Filing Fee Tables" shall be deemed to update the "Calculation of Filing Fee Tables" in the Registration Statement on Form S-3 (File Nos. 333-294314, 333-294314-01, 333-294314-02, 333-294314-03, 333-294314-04, 333-294314-05, 333-294314-06, 333-294314-07, 333-294314-08, 333-294314-09, 333-294314-10, 333-294314-11 and 333-294314-12) of the Registrants, which was filed on March 16, 2026, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.

[3]	These "Calculation of Filing Fee Tables" shall be deemed to update the "Calculation of Filing Fee Tables" in the Registration Statement on Form S-3 (File Nos. 333-294314, 333-294314-01, 333-294314-02, 333-294314-03, 333-294314-04, 333-294314-05, 333-294314-06, 333-294314-07, 333-294314-08, 333-294314-09, 333-294314-10, 333-294314-11 and 333-294314-12) of the Registrants, which was filed on March 16, 2026, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.

[4]	These "Calculation of Filing Fee Tables" shall be deemed to update the "Calculation of Filing Fee Tables" in the Registration Statement on Form S-3 (File Nos. 333-294314, 333-294314-01, 333-294314-02, 333-294314-03, 333-294314-04, 333-294314-05, 333-294314-06, 333-294314-07, 333-294314-08, 333-294314-09, 333-294314-10, 333-294314-11 and 333-294314-12) of the Registrants, which was filed on March 16, 2026, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.

[5]	These "Calculation of Filing Fee Tables" shall be deemed to update the "Calculation of Filing Fee Tables" in the Registration Statement on Form S-3 (File Nos. 333-294314, 333-294314-01, 333-294314-02, 333-294314-03, 333-294314-04, 333-294314-05, 333-294314-06, 333-294314-07, 333-294314-08, 333-294314-09, 333-294314-10, 333-294314-11 and 333-294314-12) of the Registrants, which was filed on March 16, 2026, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.

[6]	These "Calculation of Filing Fee Tables" shall be deemed to update the "Calculation of Filing Fee Tables" in the Registration Statement on Form S-3 (File Nos. 333-294314, 333-294314-01, 333-294314-02, 333-294314-03, 333-294314-04, 333-294314-05, 333-294314-06, 333-294314-07, 333-294314-08, 333-294314-09, 333-294314-10, 333-294314-11 and 333-294314-12) of the Registrants, which was filed on March 16, 2026, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. Waters, Waters Technologies, TA Instruments, Waters Asia, Wyatt, Accuri, ALS OpCo I, ALS OpCo II, ALS SpinCo, Cellular, HandyLab and PharMingen have fully and unconditionally guaranteed the 4.321% Senior Notes due 2027, issued by Augusta. Pursuant to Rule 457(n) under the Securities Act, no separate fee is payable with respect to the guarantees being registered hereby.

[7]	These "Calculation of Filing Fee Tables" shall be deemed to update the "Calculation of Filing Fee Tables" in the Registration Statement on Form S-3 (File Nos. 333-294314, 333-294314-01, 333-294314-02, 333-294314-03, 333-294314-04, 333-294314-05, 333-294314-06, 333-294314-07, 333-294314-08, 333-294314-09, 333-294314-10, 333-294314-11 and 333-294314-12) of the Registrants, which was filed on March 16, 2026, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. Waters, Waters Technologies, TA Instruments, Waters Asia, Wyatt, Accuri, ALS OpCo I, ALS OpCo II, ALS SpinCo, Cellular, HandyLab and PharMingen have fully and unconditionally guaranteed the 4.398% Senior Notes due 2029 issued by Augusta. Pursuant to Rule 457(n) under the Securities Act, no separate fee is payable with respect to the guarantees being registered hereby.

[8]	These "Calculation of Filing Fee Tables" shall be deemed to update the "Calculation of Filing Fee Tables" in the Registration Statement on Form S-3 (File Nos. 333-294314, 333-294314-01, 333-294314-02, 333-294314-03, 333-294314-04, 333-294314-05, 333-294314-06, 333-294314-07, 333-294314-08, 333-294314-09, 333-294314-10, 333-294314-11 and 333-294314-12) of the Registrants, which was filed on March 16, 2026, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. Waters, Waters Technologies, TA Instruments, Waters Asia, Wyatt, Accuri, ALS OpCo I, ALS OpCo II, ALS SpinCo, Cellular, HandyLab and PharMingen have fully and unconditionally guaranteed the 4.656% Senior Notes due 2031 issued by Augusta. Pursuant to Rule 457(n) under the Securities Act, no separate fee is payable with respect to the guarantees being registered hereby.

[9]	These "Calculation of Filing Fee Tables" shall be deemed to update the "Calculation of Filing Fee Tables" in the Registration Statement on Form S-3 (File Nos. 333-294314, 333-294314-01, 333-294314-02, 333-294314-03, 333-294314-04, 333-294314-05, 333-294314-06, 333-294314-07, 333-294314-08, 333-294314-09, 333-294314-10, 333-294314-11 and 333-294314-12) of the Registrants, which was filed on March 16, 2026, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. Waters, Waters Technologies, TA Instruments, Waters Asia, Wyatt, Accuri, ALS OpCo I, ALS OpCo II, ALS SpinCo, Cellular, HandyLab and PharMingen have fully and unconditionally guaranteed the 4.945% Senior Notes due 2033 issued by Augusta. Pursuant to Rule 457(n) under the Securities Act, no separate fee is payable with respect to the guarantees being registered hereby.

[10]	These "Calculation of Filing Fee Tables" shall be deemed to update the "Calculation of Filing Fee Tables" in the Registration Statement on Form S-3 (File Nos. 333-294314, 333-294314-01, 333-294314-02, 333-294314-03, 333-294314-04, 333-294314-05, 333-294314-06, 333-294314-07, 333-294314-08, 333-294314-09, 333-294314-10, 333-294314-11 and 333-294314-12) of the Registrants, which was filed on March 16, 2026, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. Waters, Waters Technologies, TA Instruments, Waters Asia, Wyatt, Accuri, ALS OpCo I, ALS OpCo II, ALS SpinCo, Cellular, HandyLab and PharMingen have fully and unconditionally guaranteed the 5.245% Senior Notes due 2036 issued by Augusta. Pursuant to Rule 457(n) under the Securities Act, no separate fee is payable with respect to the guarantees being registered hereby.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date

Narrative Disclosure
The maximum aggregate offering price of the securities to which the prospectus relates is $3,500,000,000.00. The prospectus is a final prospectus for the related offering.